EXHIBIT 10.2






                                   DIRECTOR
                          DEFERRED COMPENSATION PLAN

                             For The Consideration
                                      Of

                              BERNVILLE BANK, NA
                                 BERNVILLE, PA







                      Bank Compensation Strategies, Inc.

                             3600 West 80th Street
                                   Suite 200
                         Minneapolis, Minnesota 55431

                                (612) 893-6767
                              Fax (612) 893-6797
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                        Summary of Benefit Plan Design

                          Deferred Compensation Plan

                              Bernville Bank, NA


Plan benefits:

    .  Retirement income is provided for participating directors.

    . Amounts deferred are not taxable income to the participant or heirs until actually received.

    . Full pre-tax amounts deferred earn interest which is compounded without current taxation.

    .  Family income protection is provided for participant's beneficiary.

    .  Individual agreements specify:

          - Deferral amounts

          - Interest crediting

          - Payout duration

          - Early retirement benefits





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                            Benefit Plan Liability
                          Deferred Compensation Plan
                              Bernville Bank, NA


Accounting considerations:

  .  The plan provides postretirement benefits for preretirement services.

  .  Benefit accruals are required under GAAP (APB 12/FAS 87).

         - Amounts deferred are expensed as earned.
         - Employer match and interest credited are expensed annually.

  . Guaranteed crediting rates during payout may create earlier accrual expenses to the extent they exceed above market rates during the post retirement period.


Based on the recommended benefits, the employer's benefit liability is shown below.



                          --------------------------
                            Benefit Plan Liability
                          --------------------------


              Assets                                 Liabilities
--------------------------------------------------------------------------------


                                                       Accrued
                                                  Benefit Liability

                                                   $ 24,233 year 1
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                             Benefit Plan Expense
                          Deferred Compensation Plan
                              Bernville Bank, NA




                Assets                                Liabilities
--------------------------------------------------------------------------------


                                                        Accrued
                                                    Benefit Liability


                                                     $ 24,233 year 1






Based upon the above benefit liability and a 34.00% tax bracket, the resulting benefit expense is shown below.


    -----------------------------------------------------------------------
               Plan                                 Cumulative After-Tax
               Year                                    Benefit Expense
    -----------------------------------------------------------------------
                1                                              649
                2                                            2,831
                3                                            6,763
                4                                           12,686
                5                                           20,868

               10                                           79,118

               15                                          157,970

               20                                          253,723
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                              Financing Strategy
                          Deferred Compensation Plan
                              Bernville Bank, NA





This financing strategy recommendation will:

  . Cover contingent benefit liabilities in the event of death prior to retirement.

  . Generate additional tax-favored earnings to offset the benefit expenses.

  . Comply with regulatory parameters as defined by OCC Bulletin 96-51.



                        ------------------------------
                          Asset/Liability Management
                        ------------------------------


        Assets                                             Liabilities
--------------------------------------------------------------------------------


    Taxable Asset
    (5.00% taxable)





           $ 285,000                                          Accrued
                                                         Benefit Liability





  Other Assets
   (6.00% no current tax)